UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 17, 2004


                        REGENERON PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


            New York                      0-19034             No. 13-3444607
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  (State or other jurisdiction of       (Commission           (IRS Employer
           incorporation)               File Number)        Identification No.)


          777 Old Saw Mill River Road, Tarrytown, New York      10591-6707
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            (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code (914) 347-7000


                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01    Other Events

             On December 17, 2004, at a special meeting of the shareholders of Regeneron Pharmaceuticals, Inc. (the
             "Company"), the shareholders of the Company approved the proposal to amend the Company's 2000 Long-Term Incentive Plan to expressly authorize the Option Exchange Program (as defined in the definitive proxy statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on November 29, 2004).

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          REGENERON PHARMACEUTICALS, INC.

Dated: December 17, 2004                  By: /s/ Stuart Kolinski
                                             ---------------------------------
                                              Stuart Kolinski
                                              Vice President & General Counsel